SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                     Current Report Pursuant to Section 13
                    of the Securities Exchange Act of 1934

               Date of Report (Date Earliest Event reported) --
                     November 5, 2003 (October 31, 2003)

                             CB BANCSHARES, INC.
            (Exact name of registrant as specified in its charter)


         Hawaii                         0-12396                99-0197163
(State of Incorporation)        (Commission File Number)      (IRS Employer
                                                            Identification No.)


                  201 Merchant Street, Honolulu, Hawaii 96813
                   (Address of principal executive offices)


                                (808) 535-2500
                        (Registrant's Telephone Number)



_______________________________________________________________________________

Item 5.  Other Events and Regulation FD Disclosure

         CB Bancshares, Inc. (the "Company") has entered into an agreement with TON Finance, B.V. ("TON") dated as of October 31, 2003. The text of the agreement is set forth in Exhibit 99.1 hereto, which is incorporated in this
Item 5 by reference.


Item 7. Financial Statements and Exhibits

        (c) Exhibits

99.1    Agreement between the Company and TON, dated as of October 31, 2003

                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.


Date: November 5, 2003                        CB Bancshares, Inc.

                                              By:  /s/ Dean K. Hirata
                                                   ------------------
                                                   Dean K. Hirata
                                                   Senior Vice President and
                                                   Chief Financial Officer
                                                   (principal financial officer)

                                                                   EXHIBIT 99.1

                          [CB Bancshares letterhead]

                                              October 31, 2003


TON Finance, B.V.
De Ruyterkade 120
1011 AB Amsterdam

Ladies and Gentleman:

CB Bancshares, Inc. ("CBBI") hereby confirms that it will not redeem the shares of CBBI common stock held by TON Finance, B.V. ("TON") pursuant to the Hawaii Control Share Acquisitions statute, provided, that our agreement is made contingent upon and in consideration for TON's agreement that, for the period beginning on and including the date of this agreement and continuing through December 31, 2004:

         (1) TON will not enter into any voting agreement with Central Pacific Financial Corp. ("CPF") or anyone else other than CBBI;

         (2) TON will vote its CBBI shares in a manner consistent with the recommendation of the CBBI Board of Directors on all matters voted upon by CBBI shareholders;

         (3) TON will not cooperate with or assist CPF in its efforts to acquire CBBI; and

         (4) TON will not transfer or otherwise dispose of any of its CBBI shares.

CBBI believes that the April 16, 2003 voting agreement between TON and CPF is no longer effective or enforceable. However, if such voting agreement is still effective or enforceable, then (1) TON agrees that it will not amend or modify or extend the term of the voting agreement, (2) the agreements made by TON in clauses 2 and 3 above will be effective for one year beginning on April 16, 2004, (3) the agreements made by TON in clauses 1 and 4 above will remain effective to April 16, 2005, and (4) if a claim is brought by a third party against TON claiming that any provision of this agreement violates or conflicts with the April 16 voting agreement, then CBBI will indemnify TON for all attorney's fees and expenses incurred by TON in defending such claim, provided, that CBBI may, at its option, elect to terminate this agreement in its entirety in lieu of providing such indemnification.

Sincerely,                                         Agreed to as of the date
                                                   indicated above:

CB BANCSHARES, INC.                                TON FINANCE, B.V.


     By: /s/ Ronald K. Migita                      By: /s/ Yoshiyuki Takada
         --------------------------------             ---------------------
         Name:    Ronald K. Migita                     Name: Yoshiyuki Takada
         Title:   President and                        Title:   Director
                  Chief Executive Officer